Supplement to Prospectus
Institutional Portfolios
HC Strategic Shares
Dated November 1, 2010
As Supplemented January 25, 2011
HC Capital Trust
The date of this Supplement is June 6, 2011
The Institutional Small Capitalization Equity Portfolio:
1.	The following replaces the “Annual Operating Expenses” table and example found on page 10 of the Prospectus:
Annual Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (based on allocations as of June 30, 2010, see “Advisory Services — Specialist Managers”)	0.74%
Other Expenses	0.10%
Total Annual Portfolio Operating Expenses	0.84%
Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

1 Year	$86
3 Years	$268
5 Years	$466
10 Years	$1,037
2.	The following replaces the “Investment Subadvisers” section on page 13 of the Prospectus:
Cupps Capital Management, LLC (“Cupps”), Frontier Capital Management Company, LLC (“Frontier”), IronBridge Capital Management LP (“IronBridge”), Pzena Investment Management, LLC (“Pzena”) and SSgA FM are the Specialist Managers for the Portfolio.
3.	The following supplements the “Portfolio Managers” section on page 13 of the Prospectus:
Cupps: Andrew S. Cupps has not yet begun providing investment management services to the Portfolio.
4.	The following supplements the “Specialist Managers” section under “The Institutional Small Capitalization Equity Portfolio” on page 55 of the Prospectus:

The Cupps Investment Selection Process	Cupps Capital Management, LLC (“Cupps”) has an investment philosophy maintaining that earnings growth is the primary variable driving intermediate and long term stock performance and Cupps therefore focuses on companies it believes are poised to experience high or improving rates of earnings growth. Cupps uses a proprietary investment framework to evaluate the attractiveness of stocks. Cupps’s investment approach begins with fundamental analysis to determine valuation and then considers four additional perspectives that include both fundamental and technical disciplines, to generate an overall opinion of a stock’s attractiveness. Sell decisions, like buy decisions, take into account these same perspectives. If a company’s financial results fall significantly off its projected growth path, either in terms of product sales or market development, or if the company loses significant competitive advantage, or if the stock demonstrates poor technical behavior,
Supplement to Institutional Prospectus for HC Capital Trust

positions will most likely be reduced or eliminated entirely.

5.	The following replaces the fifth paragraph with respect to “The Institutional Small Capitalization Equity Portfolio” under “More Information About Fund Investments and Risks on page 76 of the Prospectus:
The Institutional Small Capitalization Equity Portfolio — The Portfolio is managed by five Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an actual allocation of assets at June 30, 2010 of 18% Cupps, 24% IronBridge, 20% Frontier, 19% Pzena and 19% SSgA FM.
6.	The following supplements the “Specialist Manager Guide” beginning on page 85 of the Prospectus:
Cupps Capital Management, LLC (“Cupps”) serves as a Specialist Manager for The Institutional Small Capitalization Equity Portfolio. For its services to The Institutional Small Capitalization Equity Portfolio, Cupps receives a fee based on the average daily net asset value of that portion of the Portfolio allocated to it, at an annual rate of 0.85%. As of December 31, 2010, Cupps had total assets under management of approximately $584 million in assets.
Cupps, the principal offices of which are located at 300 North LaSalle Boulevard, Suite 5425, Chicago, Illinois 60654, was established in 2000 as a Delaware limited liability company and is a registered investment adviser. Andrew S. Cupps is responsible for making the day-to-day investment decisions for the portion of the Portfolio assets assigned to Cupps. Mr. Cupps founded Cupps and has been its President and Chief Investment Officer since the firm’s inception in 2000. He is responsible for the research agenda of the firm’s investment team and has analyst responsibilities within the healthcare and technology sectors. Mr. Cupps attended Harvard University where he studied economics and graduated cum laude in 1992.
The Fixed Income Portfolio: (From the Supplement filed on March 17, 2011) The Portfolio has been liquidated and all references to the Portfolio are deleted from this Prospectus.
The Real Estate Securities Portfolio: Effective April 1, 2011, James P. Hoffmann will no longer serve as a portfolio manager to The Real Estate Securities Portfolio managed by Wellington Management Company, LLP.
The Fixed Income Portfolio: (From the Supplement filed on March 4, 2011) The Portfolio no longer sells shares to new investors, including through exchanges into the Portfolio from other Portfolios of HC Capital Trust. Investors may continue to redeem shares of the Portfolio.
The Fixed Income Portfolio: (From the Supplement filed on February 7, 2011) The Advisor has recommended, and the Board of Trustees has approved, the liquidation of The Fixed Income Portfolio. In connection with this liquidation, which is expected to be completed by March 31, 2011, the Portfolio’s previous Specialist Manager, Aberdeen Asset Management, Inc. (“Aberdeen”) has been terminated. Pursuant to the Advisor’s Investment Advisory Agreement with the Trust, the Advisor will be providing day-to-day management of the Portfolio pending its final liquidation. Mr. Thomas Cowhey, CFA is acting as the portfolio manager for the Portfolio. Mr. Cowhey is the Chief Investment Strategist for the Advisor and has been with the Advisor since 2000. All references to Aberdeen and the portfolio managers employed by such organization are hereby deleted from this Prospectus.
The Commodity Related Securities Portfolio: (From the Supplement filed on February 7, 2011)
1.	The following replaces the section of the Prospectus with respect to Pacific Investment Management Company LLC (“PIMCO”) under the “Portfolio Managers” section on page 21 of the Prospectus:
PIMCO: Nicholas Johnson has managed the portion of the Portfolio allocated to PIMCO since June, 2010.
2.	The following replaces the fifth paragraph under “Pacific Investment Management Company LLC” of the “Specialist Manager Guide” on page 91 of the Prospectus:
For its services to the Commodity Related Securities Portfolio, PIMCO receives and annual fee of 0.49% of that portion of the Portfolio allocated to PIMCO from time to time. PIMCO became a Specialist Manager to The Commodity Related Securities Portfolio during the most recent fiscal year. Nicholas Johnson is responsible for the day-to-day management of that portion of the Portfolio allocated to PIMCO. Mr. Johnson is a senior vice president and portfolio manager in the Newport Beach office. He
Supplement to Institutional Prospectus for HC Capital Trust

joined PIMCO in 2004 and previously managed the portfolio analyst group. Prior to joining PIMCO, he worked at NASA’s Jet Propulsion Laboratory, developing Mars missions and new methods of autonomous navigation. He has six years of investment experience and holds a master’s degree in financial mathematics from the University of Chicago and an undergraduate degree from California Polytechnic State University.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Institutional Prospectus for HC Capital Trust